UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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         Date of Report (Date of earliest event reported): May 26, 2006

                         GALAXY NUTRITIONAL FOODS, INC.
             (Exact Name of Registrant as Specified in its Charter)


           Delaware                       1-15345                  25-1391475
 (State or other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)


           2441 Viscount Row                             32809
            Orlando, Florida                           (Zip Code)
(Address of principal executive offices)

       Registrant's telephone number, including area code: (407) 855-5500

         (Former name or former address, if changed since last report.)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 1 Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On May 27, 2003, Galaxy Nutritional Foods, Inc. (the "Company") obtained from Textron Financial Corporation ("Textron") a revolving credit facility (the "Textron Loan") with a maximum principal amount of $7,500,000 pursuant to the terms and conditions of a Loan and Security Agreement dated May 27, 2003 (the "Textron Loan Agreement"). The Textron Loan is secured by the Company's inventory, accounts receivable and all other assets. Generally, subject to the maximum principal amount which can be borrowed under the Textron Loan and certain reserves that must be maintained during the term of the Textron Loan, the amount available under the Textron Loan for borrowing by the Company from time to time is equal to 85% of the net amount of its eligible accounts receivable. Advances under the Textron Loan bear interest at a variable rate, adjusted on the first day of each month, equal to the prime rate plus 1.75% per annum calculated on the average cash borrowings for the preceding month. The initial term of the Textron loan expired on May 26, 2006.

On May 26, 2006, the Company executed a Sixth Amendment to the Textron Loan Agreement. This amendment provided for an extension of the Textron Loan until June 27, 2006 and reduced the maximum principal amount which can be borrowed under the Textron Loan to $3,000,000. In exchange for the amendment and extension, the Company agreed to pay a fee of $25,000 of which $10,000 is to be paid immediately and $15,000 is to be paid upon the termination date. If the Company refinances the Textron Loan with Textron or an affiliate of Textron, it will not be required to pay the $15,000 fee upon termination.


Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

10.29 Sixth Amendment to Loan and Security Agreement dated May 26, 2006 between Galaxy Nutritional Foods, Inc. and Textron Financial Corporation (filed herewith).

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SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      GALAXY NUTRITIONAL FOODS, INC.


June 1, 2006                          By:     /s/ Salvatore J. Furnari
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                                      Name:   Salvatore J. Furnari
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                                      Title:  Chief Financial Officer
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